SHORT-TERM LOANS	12 Months Ended
Dec. 31, 2023
SHORT-TERM LOANS
SHORT-TERM LOANS

7.SHORT-TERM LOANS

Short-term loans as of December 31, 2022 represents bank borrowings of RMB150,000 obtained from domestic commercial banks. The weighted average interest rate for the outstanding borrowings as of December 31, 2022 was 3.30%, respectively. There is one financial covenant stipulating that Qiyu shall not make dividend distribution before the loans, interest and other payable due under the contract are paid.

Short-term loans as of December 31, 2023 represents bank borrowings of RMB 798,586 obtained from domestic commercial banks. The weighted average interest rate for the outstanding borrowings as of December 31, 2023 was 3.21%, respectively. Loan amount of RMB50,000 is pledged with bank deposit of RMB15,000.

The unused lines of credit for general loans per contractual arrangements are RMB374,106 as of December 31, 2023 which are revolving and effective within one year from their respective grant dates.